                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                   of the Securities and Exchange Act of 1934

                         Date of Report: March 17, 2003

                      CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
             (Exact name of registrant as specified in its charter)

         United States                         333-32263                           22-2382028
------------------------------        -------------------------------     --------------------------------
(State or other jurisdiction          (Commission File Number)            (IRS Employer
of incorporation)                                                         Identification No.)


         White Clay Center, Building 200, Newark, DE            19711
         -------------------------------------------        ------------
         (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


              JPMORGAN CHASE BANK (f/k/a The Chase Manhattan Bank)
             (Exact name of registrant as specified in its charter)

         New York                              333-32263                           13-4994650
------------------------------        -------------------------------     --------------------------------
    (State or other jurisdiction      (Commission File Number)                      (IRS Employer
         of incorporation)                                                       Identification No.)

            270 Park Avenue, New York, New York               10017
            ----------------------------------------      ------------
            (Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000



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Item 5.  Other Events:

         Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, JPMorgan Chase Bank (f/k/a The Chase Manhattan Bank), as seller, and The CIT Group/Sales Financing, Inc., as servicer.

         On March 17, 2003, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

               Exhibits          Description
               ----------        --------------

               20.1              Monthly Report with respect to the March 17,
                                 2003 distribution



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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: March 18, 2003

                                THE CIT GROUP/SALES FINANCING, INC.,
                                as Servicer



                                By:  /s/ Gilmar Rodrigues
                                       -------------------------------
                                Name:    Gilmar Rodrigues
                                Title:   Vice President

                         INDEX TO EXHIBITS
                         -----------------

Exhibit No.              Description
-----------              -----------------
20.1                     Monthly Report with respect to the March 17, 2003
                         distribution